EXHIBIT 99.1

Harvard Bioscience Announces CFO Transition

HOLLISTON, Mass., Dec. 12, 2022 (GLOBE NEWSWIRE) -- Harvard Bioscience, Inc. (Nasdaq: HBIO) (the “Company”) today announced the resignation of Michael Rossi, the Company’s chief financial officer and treasurer, effective December 31, 2022. The Company has appointed Jennifer Cote, the Company’s vice president of global finance, as its interim chief financial officer and treasurer, effective upon Mr. Rossi’s resignation. Mr. Rossi will remain with the Company through May 10, 2023 to provide transition assistance. The Company has initiated a search for a permanent replacement.

Jim Green, Chairman and CEO said, “Since joining us in 2019, Mike has served as a trusted partner and an integral member of the Harvard Bioscience executive management team. In addition to building a strong finance team and helping to navigate a challenging operating environment, Mike has played a key role in our company’s strategic transformation. I would like to thank Mike for his dedication, hard work, and many contributions to our company.”

Green continued, “With a strong financial background, deep experience and her knowledge of our Company, I am confident in Jennifer’s ability to lead our finance team while we continue the company’s transformation and identify a permanent successor to Mike. We wish both Mike and Jennifer great success in the next phase of their careers.”

About Harvard Bioscience

Harvard Bioscience is a leading developer, manufacturer and seller of technologies, products and services that enable fundamental research, discovery, and pre-clinical testing for drug development. Our customers range from renowned academic institutions and government laboratories to the world’s leading pharmaceutical, biotechnology and contract research organizations. With operations in North America, Europe, and China, we sell through a combination of direct and distribution channels to customers around the world.

For more information, please visit our website at www.harvardbioscience.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of such words as "will," "guidance," "objectives," "optimistic," "potential," "future," "expects," "plans," "estimates," "continue," "drive," "strategy," "potential," "potentially," "growth," "long-term," "projects," "projected," "intends," "believes," "goals," "sees," "seek," "develop" "possible" "new," "emerging," "opportunity," "pursue" and similar expressions that do not relate to historical matters. Forward-looking statements in this press release or that may be made during our conference call may include, but are not limited to, statements or inferences about the Company's or management's beliefs or expectations, the Company's anticipated future revenues and earnings, the strength of the Company's market position and business model, industry outlook, the impact of the COVID-19 pandemic and related supply chain disruptions on the Company’s business, the Company's business strategy, the positioning of the Company for growth, the market demand and opportunity for the Company's current products, or products it is developing or intends to develop, and the Company's plans, objectives and intentions that are not historical facts. These statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Investors should note that many factors, as more fully described under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, and in our other filings with the Securities and Exchange Commission and as otherwise enumerated herein or therein may cause the Company's actual results to differ materially from those in the forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. The Company's results may also be affected by factors of which the Company is not currently aware. The Company may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the federal securities laws to update and disclose material developments related to previously disclosed information.

Investor Inquiries:
Jim Green
Chairman and CEO
(508) 893-3120
jgreen@harvardbioscience.com